UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2026

Processa Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39531	45-1539785
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 21st Street, Suite 300
Vero Beach, FL 32960
(Address of principal executive offices, including zip code)

(772) 453-2899
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PCSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Gregory J. Flesher

On November 2, 2026, the Board approved the appointment of Gregory J. Flesher as Chief Operating Officer of the Company, effective November 4, 2026 (the “Start Date”).

In connection with Mr. Flesher’s appointment as Chief Operating Officer, the Company entered into an employment letter with Mr. Flesher (the “Flesher Agreement”), which provides that Mr. Flesher is entitled to an annual base salary of $700,000 and a discretionary target bonus amount up to 60% of his annual base salary beginning in fiscal year 2027. The board of directors of the Company (the “Board”) intends to make an option grant to purchase shares of Company’s common stock, par value $0.0001 per share (the “Common Stock”) equal to 3.0% of the Company's fully-diluted outstanding capital stock (the “Option”) as of the date of grant, at an exercise price per share equal to the fair market value of a share of Common Stock on the date of grant, as determined by the Board. Such option grant shall be made at a later date following the conclusion of the Company’s Special Meeting of Stockholders (the “Conversion Special Meeting”) and contingent upon the approval by the Company’s stockholders of the Company’s 2027 Equity Incentive Plan (the “2027 Plan Proposal”).  For a description of the 2027 Plan Proposal, please refer to the Company’s preliminary proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 9, 2026 (the “Conversion Preliminary Proxy Statement”).

The Option shall vest over a four-year period, with twenty-five percent (25%) of the shares subject to the Option vesting on the first anniversary of the Start Date and the remaining seventy-five percent (75%) vesting in substantially equal monthly installments over the thirty-six (36) months thereafter, in each case subject to Mr. Flesher’s continued employment with the Company through the applicable vesting date. The Option shall be subject to the terms and conditions of the Company’s 2027 Equity Incentive Plan, if approved by the stockholders of the Company at the Conversion Special Meeting, the form of which is attached as Annex B to the Conversion Preliminary Proxy Statement.

The Board also intends to make additional grants of options to purchase such number of shares of Common Stock equal to an aggregate of 1.0% of the Company's fully-diluted outstanding capital stock on the date of grant, to vest upon the achievement of various corporate milestones.

Prior to joining the Company, Mr. Flesher served as the Chief Executive Officer of Ambros Therapeutics, Inc., a clinical stage biotechnology company, from October 2024 to December 2025. Prior to Ambros, Mr. Flesher served as the President and Chief Executive Officer and a member of the board of directors of Reneo Pharmaceuticals, Inc. (now Onkure Therapeutics, Inc.), a public biopharmaceutical company, from November 2020 to October 2024. Prior to joining Reneo, Mr. Flesher served as the Chief Executive Officer and a member of the board of directors of Novus Therapeutics, Inc. (now Eledon Pharmaceuticals, Inc.), a public specialty pharmaceutical company, from May 2017 to November 2020. Mr. Flesher previously served as Chief Executive Officer and a member of the board of directors for Otic Pharma, Ltd., a private pharmaceutical company, from July 2015 to May 2017. Mr. Flesher also served as Senior Vice President of Corporate Development and Chief Business Officer, and other executive management roles at Avanir Pharmaceuticals, Inc., a public pharmaceutical company, from 2006 to 2015. Mr. Flesher previously served as a member of the board of directors for Adynxx, Inc., a public pharmaceutical company, from July 2019 to June 2021. Mr. Flesher received his B.S. in Biology from Purdue University and studied Biochemistry and Molecular Biology at Indiana University School of Medicine.

Mr. Flesher has no family relationships with any of the executive officers or directors of the Company. There are no arrangements or understandings between Mr. Flesher and any other person pursuant to which he was appointed as an executive officer of the Company. Except as described above, Mr. Flesher is not party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing summary of the Flesher Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Flesher Agreement, which is attached hereto as Exhibits 10.1 and incorporated herein by reference.

Item 8.01	Other Events.

As previously reported in the Company’s current report on Form 8-K filed on October 29, 2026, the Company appointed Dr. Sheila Gujrathi as the Company’s non-employee executive chair. In connection with her appointment, Dr. Gujrathi became entitled to an annual base compensation of $300,000 and a discretionary target bonus amount equal to 60% of her annual base salary. In addition, the Board has agreed to make a grant of an option to purchase a number of shares of the Company’s common stock equal to 1.5% of the Company’s fully-diluted outstanding capital stock as of the date of grant, at an exercise price per share equal to the fair market value of a share of common stock on the date of grant, as determined by the Board. The option award will be granted by the Board at a later date under the Company’s 2027 Equity Incentive Plan following the approval of the 2027 Plan Proposal.

On November 4, 2026, the Company issued a press release announcing the appointment of Mr. Flesher, among others. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Employment Agreement by and between Gregory J. Flesher and Processa Pharmaceuticals, Inc., dated November 3, 2026.

99.1	Press Release, dated November 4, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Processa Pharmaceuticals, Inc.

Date: November 4, 2026	By:	/s/ Russell Skibsted
	Name:	Russell Skibsted
	Title:	Chief Financial Officer